Exhibit 99.1 PRESS RELEASE, DATED AUGUST 13, 2014, OF ENERSYS REGARDING APPOINTMENT OF DAVID M. SHAFFER AS ENERSYS PRESIDENT AND CHIEF OPERATING OFFICER

David M. Shaffer Named EnerSys President and Chief Operating Officer
READING, PA, August 13, 2014 - John D. Craig of EnerSys (NYSE: ENS) today announced that he will be stepping down from his position of President effective November 1, 2014, but will remain with the company as Chairman and Chief Executive Officer. With this move, Dave M. Shaffer has been appointed to the newly created position of President and Chief Operating Officer. Mr. Shaffer is currently serving as President of the Company's Europe, Middle East and Africa business and prior to that was President of the Company's Asia business. Mr. Shaffer will continue to report to Mr. Craig.
"Dave is an experienced executive recognized for his accomplishments at EnerSys, I want to congratulate him on his new position and look forward to continuing to work with him," stated Mr. Craig, “as EnerSys continues to grow towards our goal of $4 billion in revenue by 2018 this new position is one more element that will help ensure we achieve this objective."
Mr. Shaffer, who has over 24 years experience in the battery industry, joined EnerSys in 2005 and has held positions of increasing responsibilities with the Company. He holds a B.S. in Mechanical Engineering from the University of Illinois and an MBA from Marquette University.

For more information, contact Thomas O'Neill, Vice President and Treasurer, EnerSys, P.O. Box 14145, Reading, PA 19612-4145, USA. Tel: 800-538-3627; Web site: www.enersys.com.

EDITOR'S NOTE: EnerSys, the global leader in stored energy solutions for industrial applications, manufactures and distributes reserve power and motive power batteries, battery chargers, power equipment, battery accessories and outdoor equipment enclosure solutions to customers worldwide. Motive power batteries and chargers are utilized in electric forklift trucks and other commercial electric powered vehicles. Reserve power batteries are used in the telecommunication and utility industries, uninterruptible power supplies, and numerous applications requiring stored energy solutions including medical, aerospace and defense systems. Outdoor equipment enclosure products are utilized in the telecommunication, cable, utility, transportation industries and by government and defense customers. The company also provides aftermarket and customer support services to its customers from over 100 countries through its sales and manufacturing locations around the world.
More information regarding EnerSys can be found at www.enersys.com.
Caution Concerning Forward-Looking Statements
This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding EnerSys' earnings estimates, revenue goals, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as "believe," "plan," "seek," "expect," "intend," "estimate," "anticipate," "will," and similar expressions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, revenue growth, and market share, as well as statements expressing optimism or pessimism about future operating results or benefits from revenue growth, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company's control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise.  EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect EnerSys' results, including earnings estimates, see EnerSys' filings with the Securities and Exchange Commission, including "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations," including "Forward-Looking Statements," set forth in EnerSys' Quarterly Report on Form 10-Q for the period ended June 29, 2014. No undue reliance should be placed on any forward-looking statements.